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Exhibit 10.15

AMENDMENT NO. 5
TO
REINSURANCE AND POOLING AGREEMENT

        WHEREAS, Zenith Insurance Company ("Zenith"), ZNAT Insurance Company ("ZNAT"), and Zenith Star Insurance Company ("Zenith Star"), have previously entered into a Reinsurance and Pooling Agreement effective October 1, 1993; as amended, and

        WHEREAS, Zenith Star Insurance Company is not licensed to transact business in the State of California (the domicile of Zenith and ZNAT) ;

        NOW THEREFORE IN CONSIDERATION of the premises, Zenith, ZNAT, and Zenith Star agree as follows:

  1.
  Article VIII is deleted and replaced by the following new provision: "VIII. Unauthorized Reinsurance. If reinsurance provided under this Agreement is disallowed to any party for financial statement purposes by the insurance regulatory authority of any state, due to the laws or regulations of such state relating to reinsurance effective with unauthorized companies, then the unauthorized company shall secure the reinsurance ceded to the extent it has been disallowed by one of the following methods:

            (1)   By allowing the ceding insurer to withhold funds, under its exclusive control, in an amount equal to the liabilities carried by the ceding insurer;

            (2)   By placing the funds in trust under a trust agreement satisfactory to the respective regulatory authorities; or

            (3)   By a clean, irrevocable, and unconditional letter of credit issued by a qualified United States financial institution and in the possession of the ceding insurer.

        Any costs associated with the aforementioned provision of security shall be shared by the parties hereto according to their respective percentages, as shown in Article V hereof."

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 5 to the Reinsurance and Pooling Agreement to be executed on its behalf, on this 8th day of July, 2003.

ZENITH INSURANCE COMPANY
/s/ JOHN J. TICKNER	By:	/s/ STANLEY R. ZAX
JOHN J. TICKNER Secretary		STANLEY R. ZAX President
ZNAT INSURANCE COMPANY
/s/ JOHN J. TICKNER	By:	/s/ STANLEY R. ZAX
JOHN J. TICKNER Secretary		STANLEY R. ZAX President
ZENITH STAR INSURANCE COMPANY
/s/ JOHN J. TICKNER	By:	/s/ STANLEY R. ZAX
JOHN J. TICKNER Secretary		STANLEY R. ZAX President

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Exhibit 10.15